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Summary and Statutory Prospectus Supplement dated December 1, 2016

The purpose of this mailing is to provide you with changes to the current Summary and Statutory Prospectuses for Class A, C, R, Y, R5 and R6 shares of the Fund listed below:

Invesco International Companies Fund

Effective on or about December 1, 2016, Matt Peden will transition from Invesco Canada Ltd. to Invesco Advisers, Inc. and, upon such transfer, Invesco Canada Ltd. will no longer act as Sub-Adviser to Invesco International Companies Fund. All references to Invesco Canada Ltd. are hereby removed from the prospectuses as of the aforementioned date.

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